AEE Hi-Tech Park,Sun Industrial Area,Xili,Nanshan District,Shenzhen P.R.C PC(518108)

Tel:+86-755-29518718 Fax:+86-755-29518898

http//:www.aee.com

PROFORMA INVOICE(形式发票)

Company Name:Force Protection Video ADD:140 Iowa Lane Suite 101 Cary, North Carolina 27511 ATTN: Paul Feldman Tel:919-439-2430	P/I No.: BM-151009002 Date: Customer Code: Payment Term: T/T P/O No.:

Departure:	Shenzhen	Final Destination:	USA	Shipping by:	by Sea
Delivery Date:		Shipping Cost:	collect		

Brand	☑ 完全AEE品牌 ☐ 联合品牌（产品、包装、开机LOGO上皆有我司品牌） ☐ 联合品牌（产品、包装有司品牌，开机LOGO上没有我司品牌） ☐ 联合品牌（仅包装上有我司品牌，产品和开机LOGO都没有我司品牌） ☐ 仅有POWERED BY AEE（产品、包装、开机LOGO上皆有POWERED BY AEE） ☐ 仅有POWERED BY AEE（产品、包装皆有POWERED BY AEE，开机LOGO上没有POWERED BY AEE） ☐ 仅有POWERED BY AEE（仅包装上有POWERED BY AEE，产品和开机LOGO都没有POWERED BY AEE） ☐ 完全OEM品牌
Brand coefficient (品牌系数)	☐1.0 ☐0.95 ☐0.9 ☐0.85 ☐0.8 ☐0.75 ☐0.7 ☐0.65 ☐0.6 ☐0.55 ☐0.5 ☐0.45 ☐0.4 ☐0.35 ☐0.3
Price coefficient (价格系数)	☐1.0 ☐0.9 ☐0.8 ☐0.7 ☐0.6 ☐0.5 ☐0.4 ☐0.3 ☐未达量不计提成 ☐按近成本不计提成 ☐ other（其它）____
Customer coefficient (客户来源系数)	☐1.0 ☐ 0.8 ☐ 0.7 ☐ other（其它）____
Contract	是否已签代理合同：☐ 已签分销合同 ☐已签独代合同 ☐未签合同 原因：____________

No.	Item No.	Description	Quantity (Sets)	Unit Price-US$ FOBSZ	Amount-US$
1					
2					

运费承担方	☐客户支付 ☐我司支付 ☐未产生运费 ☐其他__________	

此订单是否给予市场基金	☐是 ☐否	如给予，具体市场基金比例为________	Total amount	

Warranty: 12 months,FOB Shenzhen against manufacturing defects

Beneficiary: SHENZHEN AEE TECHNOLOGY CO., LTD
Bank Name: CHINA CONSTRUCTION BANK, SHENZHEN BRANCH, SHENZHEN, CHINA
Swift Code: PCBCCNBJSZX
Bank'Address:1-2/F,EXCELLENCE TIMES SQUARE BUILDING 4068 YITIAN ROAD, FUTIAN DISTRICT, SHENZHEN CHINA
Bank Account: 4421-4809-3002-2970-0051

Remark: Pls do not miss any letter while filling out the bank form.

Buyer: **Seller: SHENZHEN AEE TECHNOLOGY CO., LTD**

业务员： 部门经理： 中心负责人： 财务： 核准：

AEE-D-OS028 (REV: 1.9)